UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2026

HCW Biologics Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40591	82-5024477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 N. Commerce Parkway
Miramar, Florida	33025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 954 842-2024

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HCWB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 15, 2026, HCW Biologics Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the following five proposals and cast their votes as follows:

1.	The Company’s stockholders elected the persons listed below as Class II directors listed in the accompanying proxy statement to serve a three-year term expiring at the 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

Nominee	For	Withheld	Broker Non-Votes
Lisa M. Giles	1,127,580	230,984	1,189,957
Rick S. Greene	1,128,039	230,525	1,189,957

2.	The Company’s stockholders ratified the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.

For	Against	Abstain	Broker Non-Votes
2,536,919	1,748	9,854	—

3.	The Company’s stockholders approved an amendment to the Company’s certificate of incorporation on or before the one (1) year anniversary of the Annual Meeting, to implement one or more reverse stock splits of the outstanding shares of the Company’s common stock, par value $0.0001 per share (our “Common Stock”) (as necessary to maintain a listing of our Common Stock on The Nasdaq Stock Market LLC (“Nasdaq”)) in an aggregate range from one-for-five (1:5) up to one-for-twenty (1:20).

For	Against	Abstain	Broker Non-Votes
2,231,771	258,125	58,625	—

4.	The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock upon exercise of up to 2,477,292 Common Stock Purchase Warrants (the “Common Warrants”) issued pursuant to that certain Securities Purchase Agreement, dated February 17, 2026, entered into in connection with the Company’s follow-on public offering of Units, consisting of one share of Common Stock purchased for $0.6055 and one Common Warrant which may be exercised to purchase one share of Common Stock for $0.6055 per share..

For	Against	Abstain	Broker Non-Votes
1,102,910	233,136	22,518	1,189,957

5.	The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the repricing of certain warrants issued on November 20, 2025 to purchase up to 3,020,410 shares of our Common Stock pursuant to that certain Existing Warrants Amendment Agreement, dated February 17, 2026, to reduce the exercise price of the Existing Warrants to $0.6055 per share, and to approve the issuance of shares of our Common Stock upon exercise of the Existing Warrants as so amended.

For	Against	Abstain	Broker Non-Votes
1,083,864	251,605	23,095	1,189,957

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCW BIOLOGICS INC.

Date: June 15, 2026	By:	/s/ Hing C. Wong
Hing C. Wong, Founder and Chief Executive Officer